                                                                    EXHIBIT 25.2

================================================================================


                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           [__]

                            ______________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

48 Wall Street, New York, N.Y.                               10286
(Address of principal executive offices)                     (Zip code)


                            ______________________


                            PENNFED CAPITAL TRUST I
              (Exact name of obligor as specified in its charter)


Delaware                                                     Applied For
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


622 Eagle Rock Avenue
West Orange, New Jersey                                      07052
(Address of principal executive offices)                     (Zip code)

                            ______________________

                        __% Trust Preferred Securities
                      (Title of the indenture securities)

================================================================================

1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

----------------------------------------------------------------------------------------
                  Name                                        Address
----------------------------------------------------------------------------------------
     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y. 10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y. 10045

     Federal Deposit Insurance Corporation        Washington, D.C. 20429

     New York Clearing House Association          New York, New York  10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 15th day of September, 1997.


                                               THE BANK OF NEW YORK



                                               By:    /s/ WALTER N. GITLIN
                                                   -----------------------------
                                                   Name:  WALTER N. GITLIN
                                                   Title: VICE PRESIDENT

                                                                       EXHIBIT 7


Consolidated Report of Condition of THE BANK OF NEW YORK of 48 Wall Street, New York, N.Y, 10288 And Foreign and Domestic Subsidiaries a member of the Federal Reserve System, at the close of business March 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act:

                                                              Dollar Amounts
                                                                in Thousands
ASSETS
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin...........    $8,249,820
 Interest-bearing balances....................................     1,031,025
Securities:
 Held-to-maturity securities..................................     1,118,463
 Available-for-sale securities................................     3,005,838
Federal funds sold and Securities purchased under agreements
to resell.....................................................     3,100,281
Loans and lease financing receivables:
 Loans and leases, act of unearned income.....................    32,895,077
 LESS: Allowance for loan and lease losses....................       699,877
 LESS: Allocated transfer risk reserve........................           429
 Loans and leases, net of unearned income, allowance, and
  reserve.....................................................    32,260,771
Assets held in trading accounts...............................     1,715,214
Premises and fixed assets (including capitalized leases)......       684,704
Other real estate owned.......................................        21,738
Investments in unconsolidated subsidiaries and associated com-
  panies......................................................       195,761
Customer liability to this bank on acceptances outstanding....     1,152,899
Intangible assets.............................................       683,503
Other assets..................................................     1,526,113
                                                                 -----------
Total assets..................................................   $54,746,131
                                                                 ===========

LIABILITIES
Deposits
 In domestic offices..........................................   $25,514,961
 Noninterest bearing..........................................    10,564,652
 Interest-bearing.............................................    15,050,309
 In foreign offices, Edge and Agreement subsidiaries, and IBFs    15,103,615
 Noninterest-bearing..........................................       550,944
 Interest-bearing.............................................    14,542,671
Federal funds purchased and Securities sold under agreements
  to repurchase...............................................     2,093,286
Demand notes issued to the US Treasury........................       239,354
Trading liabilities...........................................     1,399,064
Other borrowed money:
 With remaining maturity of one year or less..................     2,075,092
 With remaining maturity of more than one year................        20,679
Bank's liability on acceptances executed and outstanding......     1,160,012
Subordinated notes and debentures                                  1,014,400
Other liabilities.............................................     1,840,245
                                                                 -----------
Total liabilities.............................................    50,560,708
                                                                 ===========

EQUITY CAPITAL
Common stock..................................................       942,284
Surplus.......................................................       731,319
Undivided profits and capital reserves........................     2,544,303
Net unrealized holding gains (losses) on available-for-sale
  securities..................................................    (   19,449)
Comulative foreign currency transiation adjustments...........    (   13,034)
                                                                 -----------
Total equity Capital..........................................     4,185,423
                                                                 -----------
Total liabilities and equity Capital..........................   $54,746,131
                                                                 ===========

I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been named by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

     Alan A. Griffith
     J Carter Bacot          Directors
     Thomas A. Renyi